UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

GROVE COLLABORATIVE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40263	88-2840659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(800) 231-8527

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GROV	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GROV.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Domestication and Merger Transaction

As previously announced, Virgin Group Acquisition Corp. II (“VGAC II” and, after the Domestication as described below, “New Grove”), a Cayman Islands exempted company, entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 7, 2021, as amended and restated on March 31, 2022, by and among VGAC II, Treehouse Merger Sub, Inc., a Delaware corporation and wholly owned direct subsidiary of VGAC II (“Merger Sub I”), Treehouse Merger Sub II, LLC, a Delaware limited liability company and wholly owned direct subsidiary of VGAC II (“Merger Sub II”) and Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove”). On June 15, 2022, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 135 of the final prospectus and definitive proxy statement, dated May 16, 2022 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), VGAC II filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which VGAC II was domesticated and continued as a Delaware public benefit corporation, changing its name to “Grove Collaborative Holdings, Inc.” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of VGAC II (the “VGAC II Class A ordinary shares”), and Class B ordinary shares, par value $0.0001 per share, of VGAC II (the “VGAC II Class B ordinary shares”), automatically converted, on a one-for-one basis, into shares of Class A common stock, par value $0.0001 per share, of New Grove (the “New Grove Class A Common Stock”); (ii) each then issued and outstanding whole warrant of VGAC II (the “VGAC II Warrants”) automatically converted into a warrant to acquire one share of New Grove Class A Common Stock at an exercise price of $11.50 per share (the “New Grove Warrants”); and (iii) each of the then issued and outstanding units of VGAC II that had not been previously separated into the underlying VGAC II Class A ordinary shares and underlying VGAC II Warrants upon the request of the holder thereof, were canceled and entitled the holder thereof to one share of New Grove Class A Common Stock and one-fifth of one New Grove Warrant.

On June 16, 2022 (the “Closing Date”), as contemplated by the Merger Agreement and described in the section titled “Business Combination Proposal” beginning on page 88 of the Proxy Statement/Prospectus, New Grove consummated the merger transaction contemplated by the Merger Agreement, whereby (i) Merger Sub I merged with and into Grove (the “Initial Merger,” and the time at which the Initial Merger became effective, the “Initial Effective Time”), the separate corporate existence of Merger Sub I ceased, and Grove continued as the surviving corporation and a wholly owned subsidiary of New Grove (the “Initial Surviving Corporation”), and (ii) immediately following the Initial Merger, and as part of the same overall transaction as the Initial Merger, the Initial Surviving Corporation merged with and into Merger Sub II, the separate corporate existence of the Initial Surviving Corporation ceased, and Merger Sub II continued as the surviving company and a wholly-owned subsidiary of New Grove (the “Final Merger” and, together with the Initial Merger and the Domestication, the “Business Combination”).

As a result of the closing of the Business Combination (the “Closing”), at the Initial Effective Time, among other things, except as described in the next sentence (i) each share of common stock, par value $0.0001 per share, of Grove (“Grove Common Stock”) (other than the Backstop Tranche 1 Shares (as defined below)) and preferred stock, par value $0.0001 per share, of Grove (“Grove Preferred Stock”) (on an as-converted to common stock basis) (other than dissenting shares) was canceled and converted into the right to receive (a) a number of shares of Class B common stock, par value $0.0001 per share, of New Grove (the “New Grove Class B Common Stock”), as determined pursuant to an exchange ratio set forth in the Merger Agreement and described below (the “Exchange Ratio”) and (b) a number of restricted shares of New Grove Class B Common Stock that will vest upon the achievement of certain earnout thresholds prior to the tenth anniversary of Closing (the “Grove Earnout Shares”), (ii) each outstanding option to purchase Grove common stock (whether vested or unvested) was assumed by New Grove and converted into (a) comparable options that are exercisable for shares of New Grove Class B Common Stock, with a value determined in accordance with the Exchange Ratio (and, with regard to options that are intended to qualify as “incentive stock options” under Section 422 of the Code, in a manner compliant with Section 424(a) of the Code) and (b) the right to receive a number of Grove Earnout Shares, (iii) each award of restricted stock units to acquire Grove common stock (whether vested or unvested) (collectively, “Grove RSUs”) were assumed by New Grove and converted into (a) a comparable award of restricted stock units to acquire shares of New Grove Class B Common Stock and (b) the right to receive a number of Grove Earnout Shares, (iv) each warrant to acquire shares of Grove Common Stock or Grove Preferred Stock was assumed by New Grove and converted into (a) a comparable warrant to acquire shares of New Grove Class B Common Stock (the “New Grove Converted Warrants”) and (b) the right to receive a number of Grove Earnout Shares, and (v) each of the Backstop Tranche 1 Shares (as defined below) issued to the Backstop Investor (as defined below) prior to the Initial Effective Time pursuant to the Backstop Subscription Agreement (as defined below) were canceled and converted into the right to receive a number of shares of New Grove Class B Common Stock equal to the Exchange Ratio (which were immediately exchanged on a one-for-one basis for shares of New Grove Class A Common Stock). Notwithstanding the foregoing, pursuant to elections made shortly before the Closing, certain holders of Grove Common Stock and Grove Preferred Stock elected to receive, and at the Closing were issued, an aggregate of 5,711,098 shares of New Grove Class A Common Stock on a share-for-share basis in lieu of the New Grove Class B Common Stock they would have otherwise been entitled to receive (the “Pre-Closing Conversion Elections”). The “Exchange Ratio” is equal to approximately 1.17604.

Holders of 39,672,045 VGAC II Class A ordinary shares elected to have their shares redeemed in connection with the Business Combination.

A description of the Merger Agreement is included in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal—The Merger Agreement” beginning on page 88, which is incorporated herein by reference.

PIPE Financing

In connection with the Merger Agreement, on December 7, 2021, VGAC II entered into subscription agreements (collectively, the “Subscription Agreements”), with certain investors (collectively, the “PIPE Investors”) pursuant to which, and on the terms and subject to the conditions of which, the PIPE Investors collectively subscribed for 8,707,500 shares of New Grove Class A Common Stock at a price of $10.00 per share for aggregate proceeds of $87,075,000 (the “PIPE Financing”), of which only 8,607,500 shares of New Grove Class A Common Stock have been issued for aggregate proceeds of $86,075,000. The Company expects to issue the balance of these shares of New Grove Class A Common Stock and collect the remaining proceeds of the PIPE Financing on a subsequent date (the “Remaining PIPE Financing”). One of the PIPE Investors is an affiliate of VG Acquisition Sponsor II LLC (the “Sponsor”) that subscribed for 5,000,000 shares of New Grove Class A Common Stock. In addition, the other PIPE Investors include existing equity holders of Grove that subscribed for 3,707,500 shares of New Grove Class A Common Stock in the aggregate. The PIPE Financing was consummated substantially concurrently with the Closing.

None of the shares of New Grove Class A Common Stock issued in exchange for the Subscription Agreements have been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. VGAC II granted the PIPE Investors certain customary registration rights in connection with the foregoing transactions.

A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal—Related Agreements—PIPE Financing” beginning on page 101, which is incorporated herein by reference.

Backstop Financing

On March 31, 2022, VGAC II entered into the a Subscription Agreement (the “Backstop Subscription Agreement”) with Corvina Holdings Limited, an affiliate of the Sponsor (the “Backstop Investor”) and Grove, pursuant to which, among other things, (i) the Backstop Investor subscribed for and purchased, on the date of the Backstop Subscription Agreement, as readjusted prior to the Closing pursuant to the terms of the Backstop Subscription Agreement, 2,338,352 shares of Grove Common Stock (the “Backstop Tranche 1 Shares”) for aggregate proceeds of $27,500,000, (ii) the Backstop Investor subscribed for and purchased, on the Closing Date, 1,671,524 shares of New Grove Class A Common Stock at a purchase price of $10.00 per share (the “Backstop

Tranche 2 Shares”) for aggregate proceeds of $16,715,240, and (iii) New Grove issued to the Backstop Investor, as of immediately following the Closing, warrants to purchase 3,875,028 shares of New Grove Class A Common Stock (each warrant exercisable to purchase one share of New Grove Class A Common Stock for $0.01) (the “Backstop Warrants”) (such transactions, collectively, the “Backstop Financing”). The Backstop Warrants are exercisable by the Backstop Investor at any time on or before June 16, 2027, and are on terms customary for warrants of such nature.

None of the shares of New Grove Class A Common Stock and New Grove Class B Common Stock issued in exchange for the Backstop Tranche 1 Shares, the Backstop Tranche 2 Shares, or the Backstop Warrants issued pursuant to the Backstop Subscription Agreement, as applicable, have been registered under the Securities Act, in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. VGAC II granted the Backstop Investor certain customary registration rights in connection with the foregoing transactions.

A description of the Backstop Subscription Agreement is included in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal—Related Agreements—Backstop Subscription Agreement” beginning on page 307, which is incorporated herein by reference.

In connection with the Closing, the registrant changed its name from Virgin Group Acquisition Corp. II to Grove Collaborative Holdings, Inc.

Immediately after giving effect to the Business Combination (notwithstanding any impact of the Pre-Closing Conversion Elections), the PIPE Financing (excluding those shares subject to the Remaining PIPE Financing) and the Backstop Financing, but excluding those shares issued pursuant to the Employee Stock Grants (as defined below), there were 23,669,479 shares of New Grove Class A Common Stock, 139,101,554 shares of New Grove Class B Common Stock, 14,750,000 New Grove Warrants, 923,857 New Grove Converted Warrants and 3,875,028 Backstop Warrants issued and outstanding. The New Grove Class A Common Stock and the New Grove Warrants trade on The New York Stock Exchange (the “NYSE”) under the symbols “GROV” and “GROV.WS”, respectively. The New Grove Class A Common Stock is held of record by 510 holders and the New Grove Warrants are held of record by 2 holders.

The foregoing description of each of the Merger Agreement, the Subscription Agreements and the Backstop Agreement, including the description of each in the Proxy Statement/Prospectus referenced above, is a summary only and is qualified in its entirety by the full texts of the Merger Agreement, as amended and restated, which are attached hereto as Exhibits 2.1 and 2.2, the Subscription Agreements, the form of which is attached hereto as Exhibit 10.1, and the Backstop Subscription Agreement, which is attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

Defined Terms

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

As used hereafter in this Current Report on Form 8-K, unless otherwise stated or the context indicates otherwise, the terms the “Company,” “Registrant,” “New Grove,” “we,” “us” and “our” refer to Grove Collaborative Holdings, Inc. (formerly known as Virgin Group Acquisition Corp. II), after giving effect to the Business Combination.

Item 1.01 Entry into a Material Definitive Agreement.

Indemnification Agreements

New Grove has entered, and expects to continue to enter into, indemnification agreements with its directors, executive officers and other key employees as determined by its board of directors (the “Board”). The indemnification agreements will provide that New Grove will indemnify each of its directors, executive officers, and other key employees against any and all expenses incurred by such director, executive officer, or other key employee because of his or her status as one of the New Grove directors, executive officers, or other key employees, to the fullest extent permitted by Delaware Law, the Certificate of Incorporation (as defined below) and the Bylaws (as defined below). In addition, the indemnification agreements will provide that, to the fullest extent permitted by the General Corporation Law of the State of Delaware, New Grove will advance all expenses incurred by its directors, executive officers, and other key employees in connection with the legal proceeding involving his or her status as a director, executive director, or key employee.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, New Grove entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor and certain other initial stockholders (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), pursuant to which the RRA Parties are entitled to registration rights in respect of certain shares of New Grove Class A Common Stock and certain other equity securities of New Grove that are held by the RRA Parties from time to time. The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 102 titled “Business Combination Proposal—Related Agreements—Amended and Restated Registration Rights Agreement.”

The foregoing description of the Registration Rights Agreement is qualified in its entirety by the full text of the Registration Rights Agreement, which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On June 14, 2022, the Business Combination was approved by the shareholders of VGAC II at the extraordinary general meeting of shareholders (the “Shareholder Meeting”). The Business Combination was completed on June 16, 2022.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was formerly a shell company, as VGAC II was immediately before the Business Combination, then following the closing of the transaction in which the registrant ceases to be a shell company, the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New Grove is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity;

•

references with respect to the anticipated benefits of the Business Combination and the projected future financial performance of New Grove or New Grove’s operating companies following the Business Combination;

•	changes in the market for Grove’s products, and expansion plans and opportunities;

•	anticipated customer retention by Grove;

•	the extent to which Grove is able to protect Grove’s intellectual property and not infringe on the intellectual property rights of others;

•	the sources and uses of cash of the Business Combination;

•	new or adverse regulatory developments relating to automatic renewal laws; and

•

other factors detailed set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 30 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Business and Properties

The business and properties of VGAC II and Grove prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About VGAC II” beginning on page 205 and “Information About Grove” beginning on page 228, which are incorporated herein by reference.

Risk Factors

The risks associated with the business and operations of New Grove and the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 30, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

The selected historical financial information of Grove for the years ended December 31, 2021, December 31, 2020 and December 31, 2019 is included in the Proxy Statement/Prospectus in the section titled “Selected Historical Financial Information of Grove” beginning on page 25, which are incorporated herein by reference.

Audited and Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of March 31, 2022 and for the three months ended March 31, 2022 and March 31, 2021 of Grove have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC are included as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed financial statements of Grove should be read in conjunction with the historical audited financial statements of Grove as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019 and the related notes included in the Proxy Statement/Prospectus beginning on page F-31 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The unaudited financial statements for VGAC II as of March 31, 2022 and for the three months ended March 31, 2022 and March 31, 2021 are included in Item 1 of VGAC II’s Quarterly Report on Form 10-Q, filed with the SEC on May 16, 2022, and are incorporated herein by reference.

The unaudited financial statements of VGAC II should be read in conjunction with the historical audited financial statements of VGAC II for the period from January 13, 2021 (inception) to December 31, 2021 and as of December 31, 2021 and the related notes included in the Proxy Statement/Prospectus beginning on page F-7 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2022 and as of and for the year ended December 31, 2021 are included as Exhibit 99.2 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations prior to the Initial Merger is included in the Proxy Statement/Prospectus in the sections titled “VGAC II’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 222 and “Grove’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 261, which are incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of VGAC II for the three month period ended March 31, 2022 is included in Item 2 of VGAC II’s Quarterly Report on Form 10-Q, filed with the SEC on May 16, 2022, and is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of Grove for the three month period ended March 31, 2022 is included as Exhibit 99.3 hereto and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of New Grove Class A Common Stock and New Grove Class B Common Stock as of June 16, 2022, after giving effect to the Business Combination (including the impact of the Pre-Closing Conversion Elections), the PIPE Financing (excluding those shares subject to the Remaining PIPE Financing), the Backstop Financing, and the Employee Stock Grants, by:

•

each person who is known by New Grove to be the beneficial owner of more than five percent (5%) of the outstanding shares of New Grove Class A Common Stock and New Grove Class B Common Stock, in the aggregate;

•	each current executive officer and director of New Grove; and

•	all current executive officers and directors of New Grove, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. New Grove Class B stock will be convertible into New Grove Class A Common Stock on a one-for-one basis. Ownership of New Grove Class B Common Stock is therefore deemed to be beneficial ownership of New Grove Class A Common Stock under SEC regulations. For purposes of the presentation of ownership of New Grove Class A Common Stock in this table, it has been assumed that each person listed therein as holding New Grove Class B Common Stock has converted into New Grove Class A Common Stock all shares of New Grove Class B Common Stock of which that person is deemed the beneficial owner. Thus, all shares of New Grove Class B Common Stock held by the reporting parties have been included in the calculation of the total amount of New Grove Class A Common Stock owned by each such person as well as in the calculation of the total amount of New Grove Class B Common Stock owned by each such person. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

The beneficial ownership percentages set forth in the table below are based on 29,412,877 shares of the Company’s Class A Common Stock and 133,390,456 shares of the Company’s Class B Common Stock issued and outstanding as of June 16, 2022.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, New Grove believes that the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name and Address of Beneficial Owners	Number of Shares of New Grove Collaborative Class A Common Stock (2)%			Number of Shares of New Grove Collaborative Class B Common Stock	%
Directors and current named executive officers(1):
Stu Landesberg(3)	9,807,070	(4)	25.0%	9,804,370	6.9%
Fumbi Chima	—		—	—	—
Chris Clark	1,814,554	(5)	5.9%	1,486,717	1.1%
Delida Costin(6)	924,092	(7)	3.1%	144,866	*
Jennie Perry	521,039	(8)	1.7%	521,039	*
David Glazer	33,672	(9)	*	30,672	*
John Replogle(10)	316,906	(11)	1.1%	90,436	0.1%
Rayhan Arif	—		—	—	—
Kristine Miller	—		—	—	—
Naytri Shroff Sramek	—		—	—	—

All directors and executive officers of the Company as a group (10 persons)	14,328,435		33.2%	12,225,467	8.1%
Entities associated with Virgin(12)	29,969,052		74.9%	—	—
Entities associated with Mayfield(13)	15,867,361	(14)	35.2%	15,667,361	11.7%
Norwest Venture Partners XIII, LP(15)	15,990,008	(16)	35.6%	15,489,908	11.6%
General Atlantic (GC), L.P.(17)	13,436,978	(18)	31.7%	12,936,878	9.7%
Entities associated with Lone Pine Capital(19)	11,397,381	(20)	9.9%	10,897,381	8.2%
Entities associated with MHS Capital(21)	10,535,912	(22)	26.4%	10,435,612	7.8%
SCM GC Investments Limited(23)	10,893,484	(24)	27.7%	9,956,536	7.5%

1

The business address of each of Stuart Landesberg, Fumbi Chima, Chris Clark, Delida Costin, Jennie Perry, David Glazer, John Replogle, Rayhan Arif, Kristine Miller and Naytri Shroff Sramek is 1301 Sansome Street, San Francisco, CA 94111.

2

The beneficial ownership of New Grove as of the Closing Date is based on (A) 29,412,877 shares of New Grove Class A Common Stock outstanding as of as of such date and (B) 133,390,456 shares of New Grove Class B Common Stock as of such date.

3

Includes 679,357 shares of New Grove Class B Common Stock and 100 shares of New Grove Class A Common Stock that are held by the Landesberg Living Trust. Mr. Landesberg may be deemed to have voting and dispositive investment power with respect to the shares held by the Landesberg Living Trust.

4	Includes 9,904,370 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
5	Includes 1,486,717 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
6

Consists of 17,515 shares of New Grove Class B Common Stock and 100 shares of New Grove Class A Common Stock that are held by the Weatherspoon Costin Family Trust. Ms. Costin may be deemed to have voting and dispositive investment power with respect to the shares held by the Weatherspoon Costin Family Trust.

7	Includes 144,866 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.

8	Includes 521,039 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
9	Includes 30,672 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
10

Consists of 24 shares of New Grove Class B Common Stock and 267 shares of New Grove Class A Common Stock that are held by the Replogle Family Trust. Mr. Replogle may be deemed to have voting and dispositive investment power with respect to the shares held by the Replogle Family Trust.

11	Includes 90,436 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
12

Includes 9,972,500 shares of New Grove Class A Common Stock held of record by the Sponsor, 6,700,000 warrants to acquire New Grove Class A Common Stock held of record by the Sponsor, 9,421,524 shares of New Grove Class A Common Stock held of record by the Backstop Investor, and 3,875,028 warrants to acquire New Grove Class A Common Stock held of record by the Backstop Investor. The Backstop Investor is the sole managing member and manager of the Sponsor, and is wholly owned by Virgin Group Holdings Limited (“Virgin Group Holdings”). Virgin Group Holdings is owned by Sir Richard Branson, and he has the ability to appoint and remove the management of Virgin Group Holdings and, as such, may indirectly control the decisions of Virgin Group Holdings, regarding the voting and disposition of securities held by Virgin Group Holdings. Therefore, Sir Richard Branson may be deemed to have indirect beneficial ownership of the shares held by the Sponsor and the Backstop Investor. The address of Virgin Group Holdings Limited is Craigmuir Chambers, Road Town, Tortola, VG1110, British Virgin Islands and the address of the Backstop Investor is Craigmuir Chambers, Road Town, Tortola, VG1110, British Virgin Islands.

13

Consists of 13,312,440 shares of New Grove Class B Common Stock held by Mayfield XV, a Cayman Islands Exempted Limited Partnership (“MF XV”) and 2,354,921 shares of New Grove Class B Common Stock and 200,000 shares of New Grove Class A Common Stock held by Mayfield Select, a Cayman Islands Exempted Limited Partnership (“MF Select”). Mayfield XV Management (UGP), Ltd., a Cayman Islands Exempted Company (“MF XV UGP)” is the general partner of Mayfield XV Management (EGP), L.P., a Cayman Islands Exempted Limited Partnership, which is the general partner of MF XV. Rajeev Batra, Navin Chaddha and Urshit Parikh are the directors of MF XV UGP. As a result, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the shares owned by MF XV, but each of the individuals disclaims such beneficial ownership. Mayfield Select Management (UGP), Ltd., a Cayman Islands Exempted Company (“MF Select UGP) is the general partner of Mayfield Select Management (EGP), L.P., a Cayman Islands Exempted Limited Partnership, which is the general partner of MF Select. Rajeev Batra, Navin Chaddha and Urshit Parikh are the directors of MF Select UGP. As a result, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the shares owned by MF Select, but each of the individuals disclaims such beneficial ownership. The address for each of these entities and individuals is c/o Mayfield, 2484 Sand Hill Road, Menlo Park, CA 94025.

14	Includes 15,667,361 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
15

Includes 15,489,908 shares of New Grove Class B Common Stock and 500,100 shares of New Grove Class A Common Stock held of record by Norwest Venture Partners XIII, LP. Genesis VC Partners XIII, LLC is the general partner of Norwest Venture Partners XIII, LP, and NVP Associates, LLC is the managing member of Genesis VC Partners XIII, LLC. Each of Promod Haque, Jeffrey Crowe, and Jon Kossow, who are co-chief executive officers of NVP Associates, LLC, may be deemed to share voting and dispositive power over the shares held by Norwest Venture Partners XIII, LP. Mr. Crowe disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein, if any. The address for each of these entities and individuals is c/o 525 University Avenue, #800, Palo Alto, California 94301.

16	Includes 15,489,908 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
17

Includes 12,936,878 shares of New Grove Class B Common Stock and 500,100 shares of New Grove Class A Common Stock held of record by General Atlantic (GC), L.P. (“GA GC”). The limited partners that share beneficial ownership of the shares held by GA GC are the following General Atlantic investment funds (the “GA Funds”): General Atlantic Partners 100, L.P. (“GAP 100”), General Atlantic Partners (Bermuda) EU, L.P. (“GAP Bermuda EU”), GAP Coinvestments III, LLC (“GAPCO III”), GAP Coinvestments IV, LLC (“GAPCO IV”), GAP Coinvestments V, LLC (“GAPCO V”) and GAP Coinvestments CDA, L.P. (“GAPCO CDA”). The general partner of GA GC is General Atlantic (SPV) GP, LLC (“GA SPV”). The general partner of GAP 100 is ultimately controlled by General Atlantic, L.P.

(“GA LP”), which is controlled by the Management Committee of GASC MGP, LLC (the “Management Committee”). The general partner of GAP Bermuda EU is ultimately controlled by GAP (Bermuda) L.P. (“GAP Bermuda”), which is also controlled by the Management Committee. GA LP is the managing member of GAPCO III, GAPCO IV and GAPCO V, the general partner of GAPCO CDA and is the sole member of GA SPV. There are nine members of the Management Committee. GA GC, GA LP, GAP Bermuda, GA SPV and the GA Funds (collectively, the “GA Group”) are a “group” within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as amended. The mailing address of the foregoing General Atlantic entities, other than GAP Bermuda EU and GAP Bermuda, is c/o General Atlantic Service Company, L.P., 55 East 52nd Street, 33rd Floor, New York, NY 10055. The mailing address of GAP Bermuda EU and GAP Bermuda is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda. Each of the members of the Management Committee disclaims ownership of the shares except to the extent that he has a pecuniary interest therein.
18	Includes 12,936,878 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
19

Includes 9,330,505 shares of New Grove Class B Common Stock and 100,000 shares of New Grove Class A Common Stock held of record by Lone Cypress, Ltd., 1,144,864 shares of New Grove Class B Common Stock and 100,000 shares of New Grove Class A Common Stock held of record by Lone Cascade, L.P., 391,171 shares of New Grove Class B Common Stock and 100,000 shares of New Grove Class A Common Stock held of record by Lone Spruce, L.P, 12,641 shares of New Grove Class B Common Stock and 100,000 shares of New Grove Class A Common Stock held of record by Lone Monterey Master Fund, Ltd., and 18,200 shares of New Grove Class B Common Stock and 100,000 shares of New Grove Class A Common Stock held of record by Lone Sierra, L.P. However, pursuant to a letter agreement between Lone Pine Capital and New Grove, Lone Pine Capital has relinquished its right to convert shares of New Grove Class B Common Stock held of record by the Long Pine Funds into shares of New Grove Class A Common Stock to the extent that, after giving effect to such conversion, the Lone Pine Funds, together with any other holder whose ownership may aggregated with that of the Lone Pine Funds, collectively would beneficially own in excess of 9.99%. Lone Pine Capital LLC, a Delaware limited liability company (“Lone Pine Capital”), serves as investment manager to Lone Cypress, Ltd., a Cayman Islands exempted company, Lone Cascade, L.P., a Delaware limited partnership, Lone Monterey Master Fund, Ltd., a Cayman Islands exempted company, Lone Spruce, L.P., a Delaware limited partnership, Lone Sierra, L.P., a Delaware limited partnership (collectively, the “Lone Pine Funds”), with respect to the securities of the Company directly held by each of the Lone Pine Funds and has the authority to dispose of and vote the securities of the Company directly held by the Lone Pine Funds. Each of David F. Craver, Brian F. Doherty, Kelly A. Granat and Kerry A. Tyler is an Executive Committee Member of Lone Pine Managing Member LLC, which is the Managing Member of Lone Pine Capital, with respect to the securities directly held by each of the Lone Pine Funds. Stephen F. Mandel, Jr. is the Managing Member of Lone Pine Managing Member LLC, which is the Managing Member of Lone Pine Capital, with respect to the securities directly held by each of the Lone Pine Funds. Each of David F. Craver, Brian F. Doherty, Kelly A. Granat, Kerry A. Tyler, and Stephen F. Mandel, Jr. may be deemed to beneficially own the securities held by the Lone Pine Funds and each of them disclaims beneficial ownership of these securities. The business address of Lone Pine Capital LLC and the Executive Committee Members is Two Greenwich Plaza, Greenwich, Connecticut 06830.

20

Includes 10,897,381 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis. However, pursuant to a letter agreement between Lone Pine Capital and New Grove, Lone Pine Capital has relinquished its right to convert shares of New Grove Class B Common Stock held of record by the Long Pine Funds into shares of New Grove Class A Common Stock to the extent that, after giving effect to such conversion, the Lone Pine Funds, together with any other holder whose ownership may aggregated with that of the Lone Pine Funds, collectively would beneficially own in excess of 9.99%.

21

Includes 8,093,070 shares of New Grove Class B Common Stock and 100,100 shares of New Grove Class A Common Stock held of record by MHS Capital Partners II, L.P., 1,857,640 shares of New Grove Class B Common Stock and 100 shares of New Grove Class A Common Stock held of record by MHS Capital Partners G, LLC, and 484,902 shares of New Grove Class B Common Stock and 100 shares of New Grove Class A Common Stock held of record by MHS Capital Partners G2, LLC. MHS Capital Management, LLC is the general partner of MHS Capital Partners, LP. MHS Capital Management II, LLC is the Managing Member of MHS Capital Partners G, LLC and MHS Capital Partners G2, LLC. Mark Sugarman, who is the Manager of MHS Capital Management, LLC, and MHS Capital Management II, LLC may be deemed to share voting and dispositive power over the shares held by MHS Capital Partners, LP, MHS Capital Partners G, LLC and MHS Capital Partners G2, LLC. Mr. Sugarman disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein, if any. The address for each of these entities and individuals is c/o 2121 S. El Camino Real, Ste 200, San Mateo, CA 94403.

22	Includes 10,435,612 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.
23

Includes 9,956,536 shares of New Grove Class B Common Stock and 100 shares of New Grove Class A Common Stock held of record by SCM GC Investments Limited (“SCMGC”), 65,150 shares of New Grove Class A Common Stock held by Sculptor Enhanced Master Fund, Ltd. (“SCEN”) and 434,850 shares of New Grove Class A Common Stock held by Sculptor Master Fund, Ltd. (“SCMF”). Additionally, based on the information provided to the Company on or prior to May 13, 2022, this number also includes 238,534 shares of New Grove Class A Common Stock and 48,633 warrants to acquire New Grove Class A Common Stock held of record by Sculptor Special Funding, LP (“NRMD”), a Cayman Islands company, 54,605 shares of New

Grove Class A Common Stock and 10,921 warrants to acquire New Grove Class A Common Stock held of record by Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”), a Cayman Islands company, 16,296 shares of New Grove Class A Common Stock and 2,333 warrants to acquire New Grove Class A Common Stock held of record by SCEN, a Cayman Islands company, and 54,605 shares of New Grove Class A Common Stock and 10,921 warrants to acquire New Grove Class A Common Stock held of record by Sculptor SC II, LP (“SCII”), a Delaware company. Sculptor Capital LP (“Sculptor”), a Delaware limited partnership, is the investment adviser to NRMD, SCCO, SCEN, and SCMF and thus may be deemed a beneficial owner of the shares in the accounts managed by Sculptor. Sculptor Capital II LP (“Sculptor II”), a Delaware limited partnership, is the investment adviser to SCII, and thus may be deemed a beneficial owner of the shares in the accounts managed by Sculptor II. Sculptor Capital Holding Corporation, a Delaware corporation (“SCHC”), serves as the sole general partner of Sculptor and Sculptor II. As such, SCHC may be deemed to control Sculptor and Sculptor II and, therefore, may be deemed a beneficial owner of the shares in the accounts managed by Sculptor and Sculptor II. Sculptor Capital Management, Inc. (“SCU”), a Delaware corporation, is the sole shareholder of SCHC, and may be deemed a beneficial owner of the shares in the accounts managed by Sculptor and Sculptor II. SCMGC is beneficially owned by SCMF and SCEN, and may be deemed a beneficial owner of the shares. The business address of NRMD, SCCO, SCEN, SCII, Sculptor, Sculptor II, SCHC, SCMF, SCMGC and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019.
24	Includes 9,956,536 shares of New Grove Class B Common Stock that are convertible into shares of New Grove Class A Common Stock on a one-for-one basis.

Executive Compensation

The information related to executive and director compensation of Grove is included in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation of Grove” beginning on page 285, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to New Grove’s directors and executive officers immediately following the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Grove Following the Business Combination” beginning on page 290, which is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions—Grove Collaborative” beginning on page 303, which is incorporated herein by reference.

The information set forth in the section entitled “Indemnification Agreements” in Item 1.01 of this Current Report is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the section titled “Information About Grove—Legal Proceedings” on page 260, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters

Market Information and Holders

The Company’s Class A ordinary shares and warrants were historically quoted on the NYSE under the symbols “VGII” and “VGII.WS,” respectively. On June 17, 2022, the New Grove Class A Common Stock and the New Grove Warrants began trading on the NYSE under the new trading symbols of “GROV” and “GROV.WS,” respectively. VGAC II’s publicly traded units automatically separated into their component securities upon the Closing, and as a result no longer trade as a separate security and were delisted from the NYSE.

Dividends

New Grove has not paid any cash dividends on the Class A Common Stock or Class B Common Stock to date. New Grove may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, New Grove’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, New Grove’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness New Grove or its subsidiaries incur. New Grove does not anticipate declaring any cash dividends to holders of the Class A Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Information about unregistered sales of New Grove’s equity securities is set forth under Item 3.02 of this Current Report on Form 8-K, which is incorporated herein by reference. Immediately after the Closing, New Grove issued an aggregate of 32,300 shares of New Grove Class A Common Stock, net of taxes, to certain of its employees of the Company’s fulfillment centers, none of which are officers or directors of New Grove or any of its predecessors (collectively, the “Employee Stock Grants”). These shares were issued without consideration, and as such there was no sale of unregistered securities.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the New Grove Class A Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of New Grove’s Securities—Common Stock” beginning on page 312 which is incorporated herein by reference.

Warrants

A description of the New Grove Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of New Grove’s Securities—Warrants” beginning on page 318, which is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth under the heading “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements, Supplementary Data, and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K above is incorporated herein by reference. The securities issued in connection with the Backstop Financing and the PIPE Financing were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the consummation of the Business Combination, New Grove filed its certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted its bylaws (the “Bylaws”).

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Change of the Company’s Independent Registered Public Accounting Firm

On June 16, 2022, after the recommendation of the Audit Committee of the Board, the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2022. EY served as the independent registered public accounting firm of Grove prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), VGAC II’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by EY as the Company’s independent registered public accounting firm.

Withum’s report of independent registered public accounting firm, dated February 24, 2022, on VGAC II’s balance sheet as of December 31, 2021 and the related statements of operations, changes in shareholders’ deficit and cash flows for the period from January 13, 2021 (inception) through December 31, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 13, 2021 (inception) through December 31, 2021 and the subsequent interim period through June 16, 2022, there were no: (i) disagreements between VGAC II and Withum on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

During the period from January 13, 2021 (inception) to December 31, 2021 and the subsequent interim period through June 16, 2022, VGAC II did not consult EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on VGAC II’s financial statements, and no written report or oral advice was provided to VGAC II by EY that EY concluded was an important factor considered by VGAC II in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01	Changes in Control of Registrant.

The information set forth above under “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2022 Equity and Incentive Plan

At the Special Meeting, the VGAC II stockholders considered and approved the Grove Collaborative Holdings, Inc. 2022 Equity and Incentive Plan (the “Incentive Equity Plan”). The Incentive Equity Plan became effective immediately upon the Closing. The Incentive Equity Plan initially makes available a maximum number of 24,555,528 shares of New Grove Class A Common Stock. The Incentive Equity Plan is described in greater detail in the section of the Proxy Statement/Prospectus entitled “Proposal No. 8 - Incentive Equity Plan Proposal” beginning on page 151 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The above description of the Incentive Equity Plan, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the Incentive Equity Plan, which is included herein as Exhibit 10.9 and is incorporated herein by reference.

2022 Employee Stock Purchase Plan

At the Special Meeting, the VGAC II stockholders considered and approved the Grove Collaborative Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective immediately upon the Closing. The ESPP initially makes available for sale a maximum number of 3,274,070 shares of New Grove Class A Common Stock. The ESPP is described in greater detail in the section of the Proxy Statement/Prospectus entitled “Proposal No. 9 - The ESPP Proposal” beginning on page 160 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The above description of the ESPP, including the description in the Proxy Statement/Prospectus referenced above, does not purport to be complete and is qualified in its entirety by the full text of the ESPP, which is included herein as Exhibit 10.10 and is incorporated herein by reference.

Appointment of New Director

On June 16, 2022, the Board elected Fumbi Chima as a director, effective immediately. Ms. Chima will serve as a Class I director whose term expires at the Company’s 2023 Annual Meeting of Stockholders. Ms. Chima was also appointed as a member of the Sustainability, Nominating and Corporate Governance Committee of the Board.

The Board has determined that Ms. Chima satisfies the definition of an “independent director” under the listing standards of the New York Stock Exchange.

Ms. Chima is currently the Executive Vice President and Chief Information Officer, a role she has had since 2020, at Boeing Employees’ Credit Union (BECU), a not-for-profit financial cooperative. Prior to BECU, Ms. Chima served in leadership roles at various companies in the retail and financial sectors, including as Chief Information Officer at Adidas AG, from 2019 to 2020, Chief Information Officer at Fox Networks Group, from 2017 to 2019, Chief Information Officer at Burberry Group plc, from 2015 to July 2017, and Chief Information Officer — Asia, at Walmart, Inc., from 2014 to 2015. Ms. Chima also previously served in other leadership roles at Walmart, Inc. from 2010 to 2014, and as Vice President of Corporate Systems at American Express Co. from 2006 to 2010.

Ms. Chima currently serves on the public company boards of AZEK Company, Inc., a manufacturer of residential and commercial building products, Ted Baker plc, a British luxury clothing company, Willis Towers Watson Public Limited Company, a British-American multinational risk management, insurance brokerage and advisory company, and Whitbread plc, a British hospitality company. Previously, Ms. Chima served as an independent member of the board of directors of Africa Prudential plc, technology-driven share registration and investor service provider, from August 2020 through March 2022, and served on the board of directors of Global Sources Ltd., a business-to-business media company with a focus on the Greater China market, from September 2016 to September 2017. Ms. Chima previously served in advisory roles for SAP Executive Advisory, from 2019 to 2020, and Apptio EMEA Advisory, in 2020. Ms. Chima received her Bachelor of Arts in Politics and Philosophy from the University of Hull.

The Board has concluded that Ms. Chima should serve on the Board due to her global business and technology experience and for her leadership in diversity and inclusion efforts, including advocating for women in business globally. The Board believes that Ms. Chima’s broad range of experience with public and private company leadership positions and directorships provides significant insight into the Company’s global operations and information technology.

Ms. Chima will receive the standard compensation payable to non-employee directors of New Grove.

There are no arrangements or understandings between Ms. Chima and any other person pursuant to which Ms. Chima was selected as a director of New Grove. Neither Ms. Chima nor any of her immediate family members have been a party to any transaction or currently proposed transaction with New Grove that is reportable under Item 404(a) of Regulation S-K under the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Business Combination, on June 16, 2022, the Board approved and adopted a new Code of Ethics and Business Conduct applicable to all employees, officers and directors of New Grove, including the New Grove’s principal executive officer, principal financial officer and principal accounting officer or controller (or persons performing similar functions to the aforementioned officers). A copy of the Code of Ethics and Business Conduct can be found in the Investors section of New Grove’s website at investors.grove.co.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, New Grove ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Business Combination Proposal” of the Proxy Statement/Prospectus, and are incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited condensed financial statements of Grove as of March 31, 2022 and for the three month periods ended March 31, 2022 and March 31, 2021 are included in Exhibit 99.1 hereto and are incorporated herein by reference.

The historical audited financial statements of Grove as of December 31, 2021 and December 31, 2020 and for the years ended December 31, 2021, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-23 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited financial statements of VGAC II as of and for the three months ended March, 31 2022 and the related notes are included in VGAC II’s Quarterly Report on Form 10-Q filed on May 16, 2022, and are incorporated herein by reference.

The audited financial statements of VGAC II as of and for the period from January 13, 2021 (inception) to December 31, 2021 and the related notes are included in the Proxy Statement/Prospectus on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2021 and as of and for the three months ended March 31, 2022 are included in Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of December 7, 2021, by and among Virgin Group Acquisition Corp. II, Treehouse Merger Sub, Inc. and Grove Collaborative, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on December 8, 2021).
2.2+	Amended and Restated Agreement and Plan of Merger, dated as of March 31, 2022, by and among Virgin Group Acquisition Corp. II, Treehouse Merger Sub, Inc., Treehouse Merger Sub II, LLC and Grove Collaborative, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on April 4, 2022).
3.1*	Certificate of Incorporation of Grove Collaborative Holdings, Inc.

3.2*	Bylaws of Grove Collaborative Holdings, Inc.
4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1/A (File No. 333-253097), filed with the SEC on March 15, 2021).
4.2	Warrant Agreement, dated March 22, 2021, between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 4.1 of the Company’s Form 8-K (File No. 001-39587), filed with the SEC on March 25, 2021).
4.3*	Certificate of Corporate Domestication of Virgin Group Acquisition Corp. II, dated June 15, 2022.
4.4*	Warrant Agreement, dated June 16, 2022, between Grove Collaborative Holdings, Inc. and Corvina Holdings Limited.
4.5*	Specimen Warrant to Purchase Shares of Common Stock of Grove Collaborative, Inc.
4.6*	Specimen Warrant to Purchase Shares of Common Stock of Grove Collaborative, Inc.
4.7*	Specimen Warrant to Purchase Shares of Common Stock of Grove Collaborative, Inc.
4.8*	Specimen Warrant to Purchase Shares of Common Stock of Grove Collaborative, Inc.
4.9*	Specimen Warrant to Purchase Shares of Series A Preferred Stock of Grove Collaborative, Inc.
4.10*	Specimen Warrant to Purchase Shares of Series B Preferred Stock of Grove Collaborative, Inc.
4.11*	Specimen Warrant to Purchase Shares of Series C Preferred Stock of Grove Collaborative, Inc.
4.12*	Specimen Warrant to Purchase Shares of Series D Preferred Stock of Grove Collaborative, Inc.
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on December 8, 2021).
10.2	Subscription Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on April 4, 2022).
10.3*	Amended and Restated Registration Rights Agreement, dated as of June 16, 2022, among the Company, Virgin Group Acquisition Sponsor II, LLC, and certain other parties.
10.4	Form of Sponsor Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on December 8, 2021).
10.5	Sponsor Agreement Amendment (incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on April 4, 2022).
10.6+	Form of Support Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on December 8, 2021).
10.7+	Support Agreement Amendment (incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on April 4, 2022).
10.8#	Form of Indemnity Agreement by and between the Company and its directors and officers (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4/A (File No. 001-40263), filed with the SEC on May 13, 2022).
10.9#	Grove Collaborative Holdings, Inc. 2022 Incentive Equity Plan and forms of agreement thereunder (incorporated by reference to Annex I to the Registration Statement on Form S-4/A (File No. 333-262200), filed with the SEC on May 13, 2022).
10.10#	Grove Collaborative Holdings, Inc. Employee Stock Purchase Plan (incorporated by reference to Annex J to the Registration Statement on Form S-4/A (File No. 333-262200), filed with the SEC on May 13, 2022).
10.11*	Mezzanine Loan and Security Agreement, dated as of April 30, 2021, among Silicon Valley Bank, a California corporation, in its capacity as administrative agent and collateral agent, Silicon Valley Bank, a California corporation, as a lender, Hercules Capital, Inc., a Maryland corporation, as a lender, and Grove Collaborative, Inc., a Delaware public benefit corporation, as Borrower.
10.12*	First Amendment to Mezzanine Loan and Security Agreement, dated as of May 9, 2022, among Silicon Valley Bank, a California corporation, in its capacity as administrative agent and collateral agent, Silicon Valley Bank, a California corporation, as a lender, Hercules Capital, Inc., a Maryland corporation, as a lender, and Grove Collaborative, Inc., a Delaware public benefit corporation, as Borrower.
10.13*	Second Amendment to Mezzanine Loan and Security Agreement, dated as of June 16, 2022, among Silicon Valley Bank, a California corporation, in its capacity as administrative agent and collateral agent, Silicon Valley Bank, a California corporation, as a lender, Hercules Capital, Inc., a Maryland corporation, as a lender, and Grove Collaborative, Inc., a Delaware public benefit corporation, formerly known as Treehouse Merger Sub II, LLC, as Borrower.
10.14+*	Second Amended and Restated Loan and Security Agreement, dated as of July 29, 2020, between Silicon Valley Bank, a California corporation and Grove Collaborative, Inc. a Delaware corporation.
10.15*	First Amendment to Second Amended and Restated Loan and Security Agreement, dated as of April 30, 2021, between Silicon Valley Bank, a California corporation and Grove Collaborative, Inc. a Delaware public benefit corporation.

10.16*	Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of May 9, 2022, between Silicon Valley Bank, a California corporation and Grove Collaborative, Inc. a Delaware public benefit corporation.
10.17*	Third Amendment to Second Amended and Restated Loan and Security Agreement, dated as of June 16, 2022, between Silicon Valley Bank, a California corporation and Grove Collaborative, Inc. a Delaware public benefit corporation, formerly known as Treehouse Merger Sub II, LLC, a Delaware limited liability company.
10.18#*	Grove Collaborative, Inc. 2016 Equity Incentive Plan.
10.19#*	Form of Stock Option Grant Notice and Option Agreement under the Grove Collaborative, Inc. 2016 Equity Incentive Plan.
10.20#*	Restricted Stock Unit Agreement under the Grove Collaborative, Inc. 2016 Equity Incentive Plan.
10.21#*	Form of Restricted Stock Unit Grant Notice under the Grove Collaborative, Inc. 2016 Equity Incentive Plan.
16.1*	Letter from WithumSmith+Brown, PC to the SEC, dated June 23, 2022.
21.1*	List of Subsidiaries.
99.1	Unaudited condensed financial statements of Grove as of and for the three months ended March 31, 2022 and 2021 (incorporated by reference to Exhibit 99.2 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on June 2, 2022).
99.2*	Unaudited pro forma condensed combined financial information of Grove Collaborative Holdings, Inc. at March 31, 2022.
99.3	Management’s discussion and analysis of the financial condition and results of operation of Grove for the three month periods ended March 31, 2022 (incorporated by reference to Exhibit 99.1 of the Company’s Form 8-K (File No. 001-40263), filed with the SEC on June 2, 2022).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
+

The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Exchange Act. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE COLLABORATIVE HOLDINGS, INC.

By:	/s/ Stuart Landesberg
Name:	Stuart Landesberg
Title:	Chief Executive Officer

Date: June 23, 2022